Exhibit 99.1




                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by China Automotive Systems, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended March 31, 2003 (the "Report"), the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Date:  May 21, 2003                  By:  /s/ HANLIN CHEN
                                          -----------------------
                                          Hanlin Chen
                                          Chief Executive Officer
                                          and President




Date:  May 21, 2003                  By:  /s/ DAMING HU
                                          ------------------------
                                          Daming Hu
                                          Chief Financial Officer